Exhibit 4.5.1



                                                                      Deed



           Amending deed to the
           Security Trust Deed -
           SMHL Global Fund No. 9
           ----------------------

           Perpetual Limited

           ME Portfolio Management Limited

           Perpetual Trustee Company Limited

           The Bank of New York









               Freehills

               MLC Centre Martin Place Sydney New South Wales 2000 Australia Telephone +61 2 9225 5000 Facsimile +61 2 9322 4000
               www.freehills.com  DX 361 Sydney

               SYDNEY MELBOURNE PERTH BRISBANE SINGAPORE
               Correspondent Offices HANOI HO CHI MINH CITY JAKARTA KUALA LUMPUR

               Reference LGR:OMT:36G

               david.barber@freehills.com

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


                                                                    Contents


     Table of contents
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     The agreement                                                             1


     Operative part                                                            3


1    Definitions and interpretations                                           3
     1.1    Definitions........................................................3
     1.2    Incorporated definitions...........................................3
     1.3    Interpretations....................................................3

2    Amendments to the Security Trust Deed                                     3
     2.1    Amendments.........................................................3
     2.2    Effectiveness......................................................3
     2.3    Amendments not to affect validity, rights, obligations.............3
     2.4    Acknowledgements...................................................4

3    General                                                                   4
     3.1    Governing law and jurisdiction.....................................4
     3.2    Variation..........................................................4
     3.3    Further assurances.................................................4
     3.4    Counterparts.......................................................4
     3.5    Attorneys..........................................................5
     3.6    Issuing Trustee and Security Trustee limitation of liability.......5
     3.7    Limitation of liability of Note Trustee............................5


     Schedules

     Amendments                                                                7

     Compliance with Regulation AB                                             8

     Report on assessment of compliance with Regulation AB servicing criteria 14

     Servicing criteria to be addressed in assessment of compliance           15



     Signing page                                                             19

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


                                                                The agreement



Amending deed to the Security Trust Deed - SMHL Global Fund
No. 9
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           Date -       21 September 2006


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           Between the parties
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           Issuing Trustee             Perpetual Limited

                                       ABN 86 000 431 827 of Level 12 123 Pitt
                                       Street Sydney NSW 2000
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           Manager                     ME Portfolio Management Limited

                                       ABN 79 005 964 134 of Level 23 360
                                       Collins Street Melbourne VIC 3000
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           Security Trustee            Perpetual Trustee Company Limited

                                       ABN 42 000 001 007 of Level 12 123 Pitt
                                       Street Sydney NSW 2000
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           Note Trustee                The Bank of New York

                                       of 101 Barclay Street Floor 21 West New
                                       York New York United States of America
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           Background                  1   The Issuing Trustee is the trustee,
                                           and the Manager is the manager, of
                                           the Securitisation Fund.

                                       2   Under the terms of the Master Trust
                                           Deed, the Issuing Trustee is
                                           authorised to enter into the
                                           Security Trust Deed to charge the
                                           assets of the Securitisation Fund to
                                           secure payment of the Secured Moneys
                                           and the due and punctual performance
                                           of its obligations under the Secured
                                           Documents to the Secured Creditors.

                                       3   The Security Trustee has agreed to
                                           act as trustee for the benefit of
                                           the Secured Creditors on the terms
                                           and conditions and with the powers
                                           and authorities contained in the
                                           Security Trust Deed.

                                       4   The parties wish to amend the
                                           Security Trust Deed in the manner
                                           set out in this deed.

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                                                                 The agreement
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           This deed witnesses         that in consideration of, among other
                                       things, the mutual promises contained in this deed, the parties agree as set out in the Operative part of this deed.

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                                                               Operative part


1      Definitions and interpretations
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1.1        Definitions

           The meanings of the terms used in this document are set out below.

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Term                         Meaning
--------------------------------------------------------------------------------
Security Trust Deed          The deed entitled "Security Trust Deed
                             - SMHL Global Fund No. 9" dated 17 August 2006
                             between the Issuing Trustee, the Manager, the
                             Security Trustee and the Note Trustee.
--------------------------------------------------------------------------------

1.2        Incorporated definitions

           Clauses 1.1 and 1.2(a) of the Security Trust Deed are incorporated in this deed as if set out in full in this deed.

1.3        Interpretations

           Clause 1.3 of the Security Trust Deed is incorporated in this deed as if set out in full in this deed.

2          Amendments to the Security Trust Deed
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2.1        Amendments

           The Security Trust Deed is amended as set out in schedule 1.

2.2        Effectiveness

           The amendments to the Security Trust Deed in clause 2.1 take effect on and from the date of this deed.

2.3        Amendments not to affect validity, rights, obligations

(a) An amendment to the Security Trust Deed does not affect the validity or enforceability of the Security Trust Deed.

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(b)        Nothing in this deed:

(1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Security Trust Deed before the date of this deed; or

(2) discharges, releases or otherwise affects any liability or obligation arising under the Security Trust Deed before the date of this deed.

2.4        Acknowledgements

(a) The Security Trustee, Note Trustee and Issuing Trustee, by executing this deed, confirm for the purposes of clause 21.1(a) of the Security Trust Deed that the amendments to the Security Trust Deed in clause 2.1 are of a formal, technical and administrative nature only.

(b) The Manager confirms that each Designated Rating Agency has been given 5 Banking Days notice of the amendments to the Security Trust Deed in clause 2.1 in accordance with clause 21.1 of the Security Trust Deed.

(c) The Manager, by executing this deed, gives its written approval to the amendments to the Security Trust Deed in clause 2.1 in accordance with clause 21.1 of the Security Trust Deed.

3          General
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3.1        Governing law and jurisdiction

(a)        This deed is governed by the laws of the State of New South Wales.

(b) Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

3.2        Variation

           A variation of any term of this deed must be in writing and signed by the parties.

3.3        Further assurances

           Each party must do all things and execute all further documents necessary to give full effect to this deed.

3.4        Counterparts

(a)        This deed may be executed in any number of counterparts.

(b)        All counterparts, taken together, constitute one instrument.

(c)        A party may execute this deed by signing any counterpart.

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3.5        Attorneys

           Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

3.6        Issuing Trustee and Security Trustee limitation of liability

           Clause 26 of the Security Trust Deed is incorporated in this deed as if set out in full in this deed.

3.7        Limitation of liability of Note Trustee

           Clause 3.6 of the Security Trust Deed is incorporated in this deed as if set out in full in this deed.

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                                                                       Schedules


     Table of contents
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     Amendments                                                               7

     Compliance with Regulation AB                                            8

     Report on assessment of compliance with Regulation AB servicing
     criteria                                                                14

     Servicing criteria to be addressed in assessment of compliance          15

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                                                                     Schedule 1



           Amendments
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           The Security Trust Deed is amended by:

(a)        deleting clause 25.21 in its entirety and inserting a new clause
           25.21 as set out in Schedule 2 of this deed;

(b) deleting Schedule 2 in its entirety and inserting a new Schedule 2 as set out in Schedule 3 of this deed; and

(c)        inserting a new Schedule 3 as set out in Schedule 4 of this deed.


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                                                                     Schedule 2



           Compliance with Regulation AB
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           "25.21    Compliance with Regulation AB

                     In relation to compliance with Regulation AB:

                     (a) each party to this deed acknowledges and agrees that the purpose of this clause 25.21 is to facilitate compliance by such party in relation to the Securitisation Fund with the provisions of Regulation AB and related rules and regulations of the Commission to the extent applicable to such party;

                     (b) the Manager shall not exercise its right to request delivery of information or other performance under these provisions other than as required to comply with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, including Regulation AB, with respect to the Securitisation Fund. The Manager shall not request the delivery of information or other performance under this clause 25.21 unless the Manager is required under the Exchange Act to file an annual report on Form 10-K with respect to the Securitisation Fund. The Manager and each other party to this Deed acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB; provided that, to the extent the Manager and the Issuing Trustee or the Security Trustee do not agree with respect to an interpretation of Regulation AB, the Manager and the Issuing Trustee or the Security Trustee (as applicable) shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and the Issuing Trustee or the Security Trustee (as applicable), addressed to the Manager and the Issuing Trustee or the Security Trustee (as applicable), stating the opinion of such counsel with respect to the interpretation of the relevant provision(s) of Regulation AB; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and the Issuing Trustee or the Security Trustee (as applicable). In relation to the Securitisation Fund, each party to this Deed shall cooperate fully with the Manager to deliver to the Manager (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information within the control of such party or for which such party is responsible necessary in the good faith determination of the Manager to permit the Manager to comply with the provisions of Regulation AB, together with such disclosures relating to the Manager, such party, any Subcontractor of such party, the Loans, the servicing of the Loans or any other servicing activities within the meaning of Item 1122 of Regulation AB, reasonably

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
                                       Schedule 2  Compliance with Regulation AB


                              believed by the Manager to be necessary in order to effect such compliance;

                     (c) the Manager (including any of its assignees or designees) shall cooperate with each other party to this Deed by providing timely notice of requests for information under these provisions following the Manager becoming aware that it is required under the Exchange Act to file an annual report on Form 10-K in any year and by reasonably limiting such requests to information required, in the Manager's reasonable judgment, to comply with Regulation AB;

                     (d) each party to this deed acknowledges and agrees that, to the extent the Manager reasonably determines:

                              (1) in respect of the Issuing Trustee and the Security Trustee - upon consultation with, and to the extent agreed with, such party; and

                              (2) in respect of the Note Trustee - upon consultation with such party,

                              that such party is "participating in the servicing function" in relation to the Securitisation Fund within the meaning of Item 1122 of Regulation AB, such party will comply with the applicable requirements contained in clause 25.21(e) - (j); provided that, to the extent the Manager and the Issuing Trustee or the Security Trustee (as applicable) do not agree whether such party is "participating in the servicing function" with respect to one or more Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund, the Manager and the Issuing Trustee or the Security Trustee (as applicable) shall obtain a written opinion of counsel of U.S. national reputation in the practice of U.S. federal securities laws reasonably acceptable to the Manager and the Issuing Trustee or the Security Trustee (as applicable), addressed to the Manager and the Issuing Trustee or the Security Trustee (as applicable), stating whether, in the opinion of such counsel, the Issuing Trustee or the Security Trustee (as applicable) is "participating in the servicing function" with respect to such Servicing Criteria within the meaning of Item 1122 in relation to the Securitisation Fund; provided, further, that the costs and fees of such counsel incurred in the preparation of such written opinion shall be divided equally between the Manager and the Issuing Trustee or the Security Trustee (as applicable);

                     (e) on or before September 1 of each calendar year, commencing in 2007, such party shall upon the reasonable request of the Manager:

                              (1) deliver to the Manager a report (in form and substance reasonably satisfactory to the Manager) regarding such party's assessment of compliance with the Servicing Criteria during the immediately preceding financial year ended June 30, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Manager and signed by an authorized officer of such party, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Schedule 2 hereto and addressing, at a minimum, the criteria identified in
                                       Schedule 3 hereto as "Applicable
                                       Servicing Criteria", but only with
                                       respect to such of the Servicing
                                       Criteria that such party performs;

                              (2) deliver to the Manager a report of a registered public accounting firm reasonably acceptable to the Manager that

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                                                                          page 9

                                       Schedule 2  Compliance with Regulation AB

                                       attests to, and reports on, the
                                       assessment of compliance made by such
                                       party and delivered pursuant to the
                                       preceding paragraph. Such attestation
                                       shall be in accordance with Rules
                                       1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                              (3) cause each Subcontractor of such party (if any) determined by the such party pursuant to clause 25.21(f) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Manager an assessment of compliance and accountants' attestation as and when provided in clause 25.21(e) (1) and (2), but only with respect to such of the Servicing Criteria that such
                                       Subcontractor of such party performs;

                              An assessment of compliance provided by a Subcontractor of such party pursuant to clause 25.21(e)(3) need not address any elements of the Servicing Criteria other than those specified by such party pursuant to clause 25.21(f), and need only address such of the Servicing Criteria that such Subcontractor performs;

                     (f)      in relation to the use of Subcontractors:

                              (1)      such party shall promptly upon the
                                       reasonable request of the Manager
                                       provide to the Manager (or any designee
                                       of the Manager) a written description
                                       (in form and substance satisfactory to
                                       the Manager) of the role and function of each Subcontractor utilized by such party, specifying:

                                       (A)      the identity of each such
                                                Subcontractor;

                                       (B)      which (if any) of such
                                                Subcontractors are
                                                "participating in the servicing
                                                function" within the meaning of
                                                Item 1122 of Regulation AB; and

                                       (C)      which elements of the Servicing
                                                Criteria will be addressed in
                                                assessments of compliance
                                                provided by each Subcontractor
                                                identified pursuant to clause
                                                25.21(f)(1)(B);

                              (2) as a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (i) such party shall cause any such Subcontractor used by such party for the benefit of the Manager to comply with the provisions of clauses 25.21(e) - (j), 25.22 and 25.23 of this Deed to the same extent as if
                                       such Subcontractor were such party
                                       (provided that in the case of a
                                       Subcontractor of the Issuing Trustee or
                                       the Security Trustee, the obligations of such Subcontractor under clause 25.21(h) will be owed directly to the Manager and the Issuing Trustee or the Security Trustee, as the case may be, will do all things reasonably necessary to cause the Subcontractor to owe such obligations directly to the Manager) and (ii) in the case of the Issuing Trustee and the Security Trustee, such party shall obtain the written consent of the Manager (which is not to be unreasonably withheld or delayed) to the utilization of such Subcontractor. Such party shall be responsible for obtaining from each Subcontractor and delivering to the Manager any assessment of compliance and accountants' attestation required to be delivered by such Subcontractor under clause 25.21(e)-(j), in each case as and when required to be delivered;

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                                                                         page 10

                                       Schedule 2  Compliance with Regulation AB


                     (g) the Note Trustee represents, warrants and agrees that each report required pursuant to clauses 25.21(e)(1) and 25.21(e)(3) to be provided by the Note Trustee or any Subcontractor of the Note Trustee will be accurate in all material respects and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading

                     (h) each of the Issuing Trustee and the Security Trustee shall indemnify the Manager, and shall hold the Manager harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that it sustains directly as a result of:

                              (1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause 25.21 by or on behalf of such party, or provided under this clause 25.21 by or on behalf of any Subcontractor of such party (with respect to such party, collectively, the "Company Information"); provided that in the case of any untrue statement of a material fact contained or alleged to be contained in the accountant's letter, each of the Issuing Trustee and the Security Trustee will indemnify and hold harmless the Manager only to the extent of the sum that the Issuing Trustee or the Security Trustee, respectively, recovers from the accounting firm providing such accountant's letter (which recovery the Issuing Trustee and the Security Trustee (as the case may be) must if the Issuing Trustee or the Security Trustee (as the case may be) in good faith determines the Issuing Trustee or the Security Trustee (as the case may be) is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that neither the Issuing Trustee nor the Security Trustee will indemnify or hold harmless the Manager to the extent that the untrue statement of a material fact contained or alleged to be contained in the Company Information relates to information provided to the Issuing Trustee or the Security Trustee, respectively, by the Manager or any other party to enable such party to complete its duties under the
                                       Transaction Documents; or

                              (2)      the omission or alleged omission to
                                       state in the Company Information a
                                       material fact required to be stated in
                                       the Company Information or necessary in
                                       order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that this clause 25.21(h)(2) shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information; provided, further, that in the case of the omission or alleged omission to state in an accountant's letter a material fact required to be stated in the accountant's letter or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, each of the Issuing Trustee and the Security Trustee will indemnify and hold

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                                                                         page 11
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                                       Schedule 2  Compliance with Regulation AB


                                       harmless the Manager only to the extent
                                       of the sum that the Issuing Trustee or
                                       the Security Trustee, respectively,
                                       recovers from the accounting firm
                                       providing such accountant's letter
                                       (which recovery the Issuing Trustee and
                                       the Security Trustee (as the case may
                                       be) must if the Issuing Trustee or the
                                       Security Trustee (as the case may be) in good faith determines the Issuing Trustee or the Security Trustee (as the case may be) is entitled to do so after taking professional advice pursue including by taking action in any relevant court of competent jurisdiction); provided, further, that neither the Issuing Trustee nor the Security Trustee will indemnify or hold harmless the Manager to the extent that the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, relates to information provided to the Issuing Trustee or the Security Trustee, respectively, by the Manager or any other party to enable such party to complete its duties under the
                                       Transaction Documents; or

                              (3)      any failure by such party or any
                                       Subcontractor of such party to deliver
                                       any information, report, certification,
                                       accountants' letter or other material
                                       when and as required under this clause
                                       25.21, including any failure by such
                                       party to disclose any non-compliance
                                       with any of the Servicing Criteria in a
                                       certification or to identify pursuant to clause 25.21(f) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB. In the case of any failure of performance described in clause 25.21(h)(3), such party shall promptly reimburse the Manager, for all costs reasonably incurred by the Manager in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by such party or any Subcontractor of such party;

                     (i) any failure by such party or any Subcontractor of such party to:

                              (1)      deliver any information, report,
                                       certification, accountants' letter or
                                       other material when and as required
                                       under this clause 25.21, shall, except
                                       as provided in clause 25.21(i)(2),
                                       immediately and automatically, without
                                       notice or grace period, entitle the
                                       Manager, in its sole discretion:

                                       (A)    to remove such party or direct
                                              such party to remove the
                                              Subcontractor of such party from
                                              the performance of any activities
                                              which the Manager reasonably
                                              determines to constitute
                                              "participating in the servicing
                                              function" in relation to the
                                              Securitisation Fund within the
                                              meaning of Item 1122 of
                                              Regulation AB; and

                                       (B)    to replace such party with
                                              respect to such activities, each
                                              at the expense of such party,
                                              without payment (notwithstanding
                                              anything in the Transaction
                                              Documents to the contrary) of any
                                              compensation to such party;
                                              provided that to the extent that
                                              any provision of the Transaction
                                              Documents expressly provides for
                                              the survival of certain rights or
                                              obligations following termination
                                              of such party, such provision
                                              shall be given effect;

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                                                                         page 12
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                                     Schedule   2  Compliance with Regulation AB


                              (2)      deliver any information, report,
                                       certification or accountants' letter
                                       when and as required under clause
                                       25.21(e)-(j) or (except as provided
                                       below) any failure by such party to
                                       identify pursuant to clause 25.21(f) any Subcontractor of such party
                                       "participating in the servicing
                                       function" within the meaning of Item
                                       1122 of Regulation AB, which continues
                                       unremedied for ten calendar days after
                                       the date on which such information,
                                       report, certification or accountants'
                                       letter was required to be delivered,
                                       shall entitle the Manager, in its sole
                                       discretion:

                                       (A)    to remove such party or direct
                                              such party to remove the
                                              Subcontractor of such party from
                                              the performance of any activities
                                              which the Manager reasonably
                                              determines to constitute
                                              "participating in the servicing
                                              function" in relation to the
                                              Securitisation Fund within the
                                              meaning of Item 1122 of
                                              Regulation AB; and

                                       (B)    to replace such party with
                                              respect to such activities, in
                                              the case of the Issuing Trustee,
                                              the Security Trustee or any
                                              Subcontractor of either such
                                              party, at the expense of such
                                              party, without payment
                                              (notwithstanding anything in the
                                              Transaction Documents to the
                                              contrary) of any compensation to
                                              such party;

                                       provided that to the extent that any
                                       provision of the Transaction Documents
                                       expressly provides for the survival of
                                       certain rights or obligations following
                                       termination of such party, such
                                       provision shall be given effect; and

                     (j) each of the Issuing Trustee and the Security Trustee shall promptly reimburse the Manager (or any designee of the Manager), for all reasonable expenses incurred by the Manager (or such designee), as such are incurred, in connection with the termination of such party and the transfer of servicing activities within the meaning of Item 1122 of Regulation AB to a successor. The provisions of this clause 25.21(j) shall not limit whatever rights the Manager may have under other provisions of the Transaction Documents or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

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                                                                         page 13

                                                                      Schedule 3




           Report on assessment of compliance with Regulation AB
           servicing criteria
-------------------------------------------------------------------------------

           Schedule 2 - Report on assessment of compliance with Regulation AB servicing criteria


           ME Portfolio Management Limited
           Level 23
           360 Collins Street
           Melbourne  VIC  3000


                            [________________] (the "Asserting Party") is
           responsible for assessing compliance as of June 30, [ ] and for the period from [ ] (date of issuance of SMHL Global Fund No. 9) through June 30, [ ] (the "Reporting Period") with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for criteria 229.1122(d)[insert section numbers in Regulation AB that are not applicable to Asserting Party] of the CFR, which have not been determined pursuant to the transaction documents for the SMHL Global Fund No. 9 to be, and the Asserting Party has concluded are not, servicing criteria that the Asserting Party performs, or in which the Asserting Party participates, in relation to the SMHL Global Fund No. 9 (the "Applicable Servicing Criteria"). This assessment of compliance is provided in relation to SMHL Global Fund No. 9.

                            The Asserting Party has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria in relation to SMHL Global Fund No. 9.

                            [____________], an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.



           [NAME OF ASSERTING PARTY]



           Date:
                  -----------------------------------



           By:

           Name:
                 ------------------------------------



           Title:
                  -----------------------------------


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                                                                         page 14

                                                                      Schedule 4



        Servicing criteria to be addressed in assessment of compliance
--------------------------------------------------------------------------------

-------------------------------------------------------------------- -----------
SERVICING CRITERIA                                                   APPLICABLE
                                                                     SERVICING
                                                                     CRITERIA
----------------- -------------------------------------------------- -----------
Reference         Criteria
----------------- -------------------------------------------------- -----------
                  General Servicing Considerations
----------------- -------------------------------------------------- -----------
1122(d)(1)(i)     Policies and procedures are instituted to
                  monitor any performance or other triggers and
                  events of default in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(1)(ii)    If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the third
                  party's performance and compliance with such
                  servicing activities.
----------------- -------------------------------------------------- -----------
1122(d)(1)(iii)   Any requirements in the transaction agreements
                  to maintain a back-up servicer for the mortgage
                  loans are maintained.
----------------- -------------------------------------------------- -----------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy
                  is in effect on the party participating in the
                  servicing function throughout the reporting
                  period in the amount of coverage required by and
                  otherwise in accordance with the terms of the
                  transaction agreements.
----------------- -------------------------------------------------- -----------
                  Cash Collection and Administration
----------------- -------------------------------------------------- -----------
1122(d)(2)(i)     Payments on mortgage loans are deposited into
                  the appropriate custodial bank accounts and
                  related bank clearing accounts no more than two
                  business days following receipt, or such other
                  number of days specified in the transaction
                  agreements.
----------------- -------------------------------------------------- -----------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf
                  of an obligor or to an investor are made only by
                  authorized personnel.
----------------- -------------------------------------------------- -----------
1122(d)(2)(iii)   Advances of funds or guarantees regarding
                  collections, cash flows or distributions, and
                  any interest or other fees charged for such
                  advances, are made, reviewed and approved as
                  specified in the transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(2)(iv)    The related accounts for the transaction, such
                  as cash reserve accounts or accounts established
                  as a form of overcollateralization, are
                  separately maintained (e.g., with respect to
                  commingling of cash) as set forth in the
                  transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(2)(v)     Each custodial account is maintained at a
                  federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion,

--------------------------------------------------------------------------------

                  Schedule 4    Servicing criteria to be addressed in assessment
                                                                   of compliance

----------------- -------------------------------------------------- -----------
                  "federally insured depository institution" with
                  respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the
                  Securities Exchange Act.
----------------- -------------------------------------------------- -----------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------- -----------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis
                  for all asset-backed securities related bank
                  accounts, including custodial accounts and
                  related bank clearing accounts. These
                  reconciliations are (A) mathematically accurate;
                  (B) prepared within 30 calendar days after the
                  bank statement cutoff date, or such other number
                  of days specified in the transaction agreements;
                  (C) reviewed and approved by someone other than
                  the person who prepared the reconciliation; and
                  (D) contain explanations for reconciling items.
                  These reconciling items are resolved within 90
                  calendar days of their original identification,
                  or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------- -----------
                  Investor Remittances and Reporting
----------------- -------------------------------------------------- -----------
1122(d)(3)(i)     Reports to investors, including those to be
                  filed with the Commission, are maintained in
                  accordance with the transaction agreements and
                  applicable Commission requirements.
                  Specifically, such reports (A) are prepared in
                  accordance with timeframes and other terms set
                  forth in the transaction agreements; (B) provide
                  information calculated in accordance with the
                  terms specified in the transaction agreements;
                  (C) are filed with the Commission as required by
                  its rules and regulations; and (D) agree with
                  investors' or the trustee's records as to the
                  total unpaid principal balance and number of
                  mortgage loans serviced by the Servicer.
----------------- -------------------------------------------------- -----------
1122(d)(3)(ii)    Amounts due to investors are allocated and
                  remitted in accordance with timeframes,
                  distribution priority and other terms set forth
                  in the transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(3)(iii)   Disbursements made to an investor are posted
                  within two business days to the Servicer's
                  investor records, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(3)(iv)    Amounts remitted to investors per the investor
                  reports agree with cancelled checks, or other
                  form of payment, or custodial bank statements.
----------------- -------------------------------------------------- -----------
                  Pool Asset Administration
----------------- -------------------------------------------------- -----------
1122(d)(4)(i)     Collateral or security on mortgage loans is
                  maintained as required by the transaction
                  agreements or related mortgage loan documents.
----------------- -------------------------------------------------- -----------
1122(d)(4)(ii)    Mortgage loan and related documents are
                  safeguarded as required by the transaction
                  agreements
----------------- -------------------------------------------------- -----------
1122(d)(4)(iii)   Any additions, removals or substitutions to the
                  asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction

--------------------------------------------------------------------------------

                  Schedule 4 Servicing criteria to be addressed in assessment of compliance

----------------- -------------------------------------------------- -----------
                  agreements.
----------------- -------------------------------------------------- -----------
1122(d)(4)(iv)    Payments on mortgage loans, including any
                  payoffs, made in accordance with the related
                  mortgage loan documents are posted to the
                  Servicer's obligor records maintained no more
                  than two business days after receipt, or such
                  other number of days specified in the
                  transaction agreements, and allocated to
                  principal, interest or other items (e.g.,
                  escrow) in accordance with the related mortgage
                  loan documents.
----------------- -------------------------------------------------- -----------
1122(d)(4)(v)     The Servicer's records regarding the mortgage
                  loans agree with the Servicer's records with
                  respect to an obligor's unpaid principal
                  balance.
----------------- -------------------------------------------------- -----------
1122(d)(4)(vi)    Changes with respect to the terms or status of
                  an obligor's mortgage loans (e.g., loan
                  modifications or re-agings) are made, reviewed
                  and approved by authorized personnel in
                  accordance with the transaction agreements and
                  related pool asset documents.
----------------- -------------------------------------------------- -----------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,
                  forbearance plans, modifications and deeds in
                  lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,
                  conducted and concluded in accordance with the
                  timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a mortgage loan is
                  delinquent in accordance with the transaction
                  agreements. Such records are maintained on at
                  least a monthly basis, or such other period
                  specified in the transaction agreements, and
                  describe the entity's activities in monitoring
                  delinquent mortgage loans including, for
                  example, phone calls, letters and payment
                  rescheduling plans in cases where delinquency is
                  deemed temporary (e.g., illness or
                  unemployment).
----------------- -------------------------------------------------- -----------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return
                  for mortgage loans with variable rates are
                  computed based on the related mortgage loan
                  documents.
----------------- -------------------------------------------------- -----------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor
                  (such as escrow accounts): (A) such funds are
                  analyzed, in accordance with the obligor's
                  mortgage loan documents, on at least an annual
                  basis, or such other period specified in the
                  transaction agreements; (B) interest on such
                  funds is paid, or credited, to obligors in
                  accordance with applicable mortgage loan
                  documents and state laws; and (C) such funds are
                  returned to the obligor within 30 calendar days
                  of full repayment of the related mortgage loans,
                  or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as
                  tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction

--------------------------------------------------------------------------------

                  Schedule 4 Servicing criteria to be addressed in assessment of compliance

----------------- -------------------------------------------------- -----------
                  agreements.
----------------- -------------------------------------------------- -----------
1122(d)(4)(xii)   Any late payment penalties in connection with
                  any payment to be made on behalf of an obligor
                  are paid from the servicer's funds and not
                  charged to the obligor, unless the late payment
                  was due to the obligor's error or omission.
----------------- -------------------------------------------------- -----------
1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the obligor's
                  records maintained by the servicer, or such
                  other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible
                  accounts are recognized and recorded in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------- -----------
1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3) or
                  Item 1115 of Regulation AB, is maintained as set
                  forth in the transaction agreements.
--------------------------------------------------------------------------------

                                                                   Signing page




           Executed as a deed
-------------------------------------------------------------------------------


           Issuing Trustee

           Signed sealed and delivered for
           Perpetual Limited
           by its attorney



sign here -/s/ Jennifer Wu
           ----------------------------------------
           Attorney


print name Jennifer Wu
           ----------------------------------------



           in the presence of



sign here -/s/ Simon Oh
           ----------------------------------------
           Witness


print name Simon Oh
           ----------------------------------------

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                   Signing page

           Manager

           Signed sealed and delivered for
           ME Portfolio Management Limited
           by its attorney



sign here -/s/ N. Vamvakas
           ----------------------------------------
           Attorney


print name N. Vamvakas
           ----------------------------------------



           in the presence of



sign here -/s/ Paul Garvey
           ----------------------------------------
           Attorney


print name Paul Garvey
           ----------------------------------------


-------------------------------------------------------------------------------


           Security Trustee

           Signed sealed and delivered for
           Perpetual Trustee Company Limited
           by its attorney



sign here -/s/ Jennifer Wu
           -------------------------------------------------
           Attorney


print name Jennifer Wu
           -------------------------------------------------



           in the presence of



sign here -/s/ Simon Oh
           -------------------------------------------------
           Witness


print name Simon Oh
           -------------------------------------------------


-------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                                   Signing page


           Note Trustee

           Executed for and on behalf of
           The Bank of New York
           by its Authorised Officer



sign here -/s/ Christopher Curti
           -------------------------------------------------
           Authorised Officer


print name Christopher Curti
           -------------------------------------------------



           in the presence of



sign here -/s/ Charles Austin
           -------------------------------------------------
           Witness


print name Charles Austin
           -------------------------------------------------

-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                         page 21